 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1995

                                                       REGISTRATION NO. 33-57057

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                              AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                               ----------------
                       NATIONAL MEDICAL ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------
                 NEVADA                                95-2557091
    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)
                              2700 Colorado Avenue
                         Santa Monica, California 90404
                                 (310) 998-8000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ----------------
                              SCOTT M. BROWN, ESQ.
              Senior Vice President, Secretary and General Counsel
                       National Medical Enterprises, Inc.
                              2700 Colorado Avenue
                         Santa Monica, California 90404
                                 (310) 998-8000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ----------------
                        Copies of all communications to:
         THOMAS C. JANSON, JR.                  KIRK A. DAVENPORT, ESQ.
  SKADDEN, ARPS, SLATE, MEAGHER & FLOM              LATHAM & WATKINS
   300 SOUTH GRAND AVENUE, SUITE 3400         885 THIRD AVENUE, SUITE 1000
     LOS ANGELES, CALIFORNIA 90071              NEW YORK, NEW YORK 10022
             (213) 687-5000                          (212) 906-1200

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [_]

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the various expenses in connection with the sale and distribution of the securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimated except the SEC registration fee and the NASD filing fee. The Company will bear all of such expenses.

      SEC registration fee.......................................... $  344,830
      NASD filing fee...............................................     30,500
      Rating Agency Fee.............................................    100,000
      Blue sky fees and expenses....................................     25,000
      Printing and engraving expenses...............................    330,000
      Legal fees and expenses.......................................  1,250,000
      Accounting fees and expenses..................................    150,000
      Trustee fees..................................................     10,000
      Miscellaneous.................................................     50,000
                                                                     ----------
          Total..................................................... $2,290,330
                                                                     ==========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Section 78.751 of the Nevada General Corporation Law ("Nevada Law") provides generally and in pertinent part that a Nevada corporation may indemnify its directors and officers against expenses, judgments, fines, and settlements actually and reasonably incurred by them in connection with any civil suit or action, except actions by or in the right of the corporation, or any administrative or investigative proceeding if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe their conduct was unlawful. Section 78.751 further provides that, in connection with the defense or settlement of any action by or in the right of the corporation, a Nevada corporation may indemnify its directors and officers against expenses actually and reasonably incurred by them if, in connection with the matters in issue, they acted in good faith, in a manner they reasonably believed to be in, or not opposed to, the best interest of the corporation. Section 78.751 further permits a Nevada corporation to grant its directors and officers additional rights of indemnification through by-law provisions and otherwise.

  Article X of the Restated Articles of Incorporation, as amended, of the Registrant and Article X of the Restated By-Laws, as amended, of the Registrant provide that the Registrant shall indemnify its directors and officers to the fullest extent permitted by Nevada Law. The Registrant has entered into indemnification agreements with each of its directors and executive officers. Such indemnification agreements are intended to provide a contractual right to indemnification, to the maximum extent permitted by law, for expenses (including attorneys' fees), judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by the person to be indemnified in connection with any proceeding (including, to the extent permitted by applicable law, any derivative action) to which they are, or are threatened to be made, a party by reason of their status in such positions. Such indemnification agreements do not change the basic legal standards for indemnification set forth under Nevada Law or the Restated Articles of Incorporation, as amended, of the Registrant. Such agreements are intended to be in furtherance, and not in limitation of, the general right to indemnification provided in the Registrant's Restated Articles of Incorporation, as amended.

  Section 78.037 of the Nevada Law provides that the articles of incorporation may contain a provision eliminating or limiting the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director provided that such provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct or a knowing violation of law, or (ii) under Section 78.300 of the Nevada Law (relating to liability for unauthorized acquisitions or redemptions of, or dividends on, capital stock).

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 16. EXHIBITS

  (a) Exhibits

       1.1  Form of Underwriting Agreement between NME and the Underwriters
       2.1* Agreement and Plan of Merger, dated as of October 10, 1994, by and among NME, AMH Acquisition Co. and American Medical Holdings,
             Inc. (incorporated by reference to Exhibit 2(A) to NME's
             Quarterly Report on Form 10-Q for the fiscal quarter ended August
             31, 1994)
       3.1* Restated By-Laws of NME, as amended September 28, 1994
       4.1 Form of Indenture between NME and Bank of New York, as Trustee, relating to the Senior Notes (including the form of certificate representing the Senior Notes)
       4.2 Form of Indenture between NME and Bank of New York, as Trustee, relating to the Senior Subordinated Notes (including the form of certificate representing the Senior Subordinated Notes)
       5.1  Opinion of Scott M. Brown, Esq.
      11.1* Statement of Computation of Per Share Earnings for the three fiscal years ended May 31, 1994 (incorporated by reference to Exhibit 11 to NME's Annual Report on Form 10-K for the fiscal year ended May 31, 1994)
      11.2* Statement of Computation of Per Share Earnings for the three months ended November 30, 1993 and 1994 (incorporated by reference to Exhibit 11 to NME's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1994).
      11.3* Statement of Computation of Pro Forma Per Share Earnings for the fiscal year ended May 31, 1994 and the six months ended November
             30, 1993 and 1994.
      12.1* Statement of Computation of Ratios of Earnings to Fixed Charges
      12.2* Statement of Computation of Pro Forma Ratios of Earnings to Fixed
             Charges
      23.1 Consent of Scott M. Brown, Esq. (to be included in the opinion filed as Exhibit 5.1)
      23.2* Consent of KPMG Peat Marwick LLP
      23.3* Consent of Price Waterhouse LLP
      23.4  Consent of Robert W. O'Leary
      23.5* Consent of John T. Casey
      23.6* Consent of Thomas J. Pritzker
      24.1* Power of Attorney
      25.1 Statement of Eligibility of Bank of New York, as Trustee with respect to the Senior Notes
      25.2 Statement of Eligibility of Bank of New York, as Trustee with respect to the Senior Subordinated Notes
      27.1* Financial Data Schedule (incorporated by reference to Exhibit 27.1 to NME's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1994)

- --------


*  Previously filed.

ITEM 17. UNDERTAKINGS.

  (a) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (b) The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by
Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the Prospectus to provide such interim financial information.

  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Nevada Law, the Restated Articles of Incorporation, and the Restated Bylaws, as amended, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (d) The Registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California on February 13, 1995.

                                          NATIONAL MEDICAL ENTERPRISES, INC.

                                          By:     /s/ Scott M. Brown
                                            -----------------------------------
                                                      Scott M. Brown
                                             Senior Vice President, Secretary
                                                    and General Counsel

  Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              SIGNATURE                              TITLE                 DATE
              ---------                              -----                 ----
                  *                   Chairman of the Board of Directors
 ------------------------------------  and Chief Executive Officer
         Jeffrey C. Barbakow           (Principal Executive Officer)


                  *                   President, Chief Operating Officer
 ------------------------------------  and Director
        Michael H. Focht, Sr.

                  *                   Senior Vice President and Chief
 ------------------------------------  Financial Officer
         Raymond L. Mathiasen          (Principal Financial and
                                       Accounting Officer)


                  *                   Director
 ------------------------------------
          Bernice B. Bratter

                  *                   Director
 ------------------------------------
          Maurice J. DeWald

                  *                   Director
 ------------------------------------
           Peter de Wetter

                  *                   Director
 ------------------------------------
         Edward Egbert, M.D.

                  *                   Director
 ------------------------------------
            Raymond A. Hay


              SIGNATURE                 TITLE            DATE
              ---------                 -----            ----

                  *                   Director
 ------------------------------------
            Lester B. Korn

                  *                   Director
 ------------------------------------
         James P. Livingston

                  *                   Director
 ------------------------------------
         Richard S. Schweiker

*By: /s/ Scott M. Brown                                  February 13, 1995
    --------------------------
         Scott M. Brown
        Attorney-in-fact

                                 EXHIBIT INDEX

                                                                          SEQUENTIALLY
 EXHIBIT                                                                    NUMBERED
 NUMBER                            DESCRIPTION                                PAGE
 -------                           -----------                            ------------
    1.1  Form of Underwriting Agreement between NME and the
          Underwriters
    2.1* Agreement and Plan of Merger, dated as of October 10, 1994, by and among NME, AMH Acquisition Co. and American Medical
          Holdings, Inc. (incorporated by reference to Exhibit 2(A) to
          NME's Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 1994)
    3.1* Restated By-Laws of NME, as amended September 28, 1994
    4.1  Form of Indenture between NME and Bank of New York, as
          Trustee, relating to the Senior Notes (including the form of certificate representing the Senior Notes)
    4.2  Form of Indenture between NME and Bank of New York, as
          Trustee, relating to the Senior Subordinated Notes (including the form of certificate representing the Senior Subordinated
          Notes)
    5.1  Opinion of Scott M. Brown, Esq.
   11.1* Statement of Computation of Per Share Earnings for the three fiscal years ended May 31, 1994 (incorporated by reference to
          Exhibit 11 to NME's Annual Report on Form 10-K for the fiscal year ended May 31, 1994)
   11.2* Statement of Computation of Per Share Earnings for the three months ended November 30, 1993 and 1994 (incorporated by
          reference to Exhibit 11 to NME's Quarterly Report on Form 10-
          Q for the fiscal quarter ended November 30, 1994).
   11.3* Statement of Computation of Pro Forma Per Share Earnings for
          the fiscal year ended May 31, 1994 and the six months ended
          November 30, 1993 and 1994.
   12.1* Statement of Computation of Ratios of Earnings to Fixed
          Charges
   12.2* Statement of Computation of Pro Forma Ratios of Earnings to
          Fixed Charges
   23.1  Consent of Scott M. Brown, Esq. (to be included in the opinion filed as Exhibit 5.1)
   23.2* Consent of KPMG Peat Marwick LLP
   23.3* Consent of Price Waterhouse LLP
   23.4  Consent of Robert W. O'Leary
   23.5* Consent of John T. Casey
   23.6* Consent of Thomas J. Pritzker
   24.1* Power of Attorney
   25.1  Statement of Eligibility of Bank of New York, as Trustee with respect to the Senior Notes
   25.2  Statement of Eligibility of Bank of New York, as Trustee with respect to the Senior Subordinated Notes
   27.1* Financial Data Schedule (incorporated by reference to Exhibit
          27.1 to NME's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1994)

- --------



*  Previously filed.